WESTCORE TRUST

Supplement Dated May 26, 2015

To the Westcore Equity and Bond Funds

Statement of Additional Information

Dated April 30, 2015

1.

The section regarding the Secretary on page 55 should be replaced in its entirety with the following:

Name, Address and Age [1]	Position(s) Held with The Trust	Term of Office and Length of Time Served [2]	Principal Occupation(s)
Andrea Kuchli Age 29 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since May 22, 2015

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Vice President and Associate Counsel, ALPS  Fund Services, Inc., since February 2015

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Associate Attorney, Davis Graham & Stubbs, April 2014 to February 2015

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Associate Attorney, Dechert LLP, September 2011 to April 2014

2.

The last paragraph on page 61 should be replaced in its entirety with the following:

The Adviser, of which Mr. Zimmerman, President of the Trust, is President and Mr. Frontz, Treasurer of the Trust, is a Partner, Chief Operations Officer and Chief Compliance Officer, receives compensation as the investment advisor and coadministrator. ALPS Fund Services, Inc. (“ALPS”), of which Mses. Kerschen and Kuchli are employees, receives compensation as coadministrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.